Note 5. Related Party Transactions	3 Months Ended
Aug. 31, 2010
Notes
Note 5. Related Party Transactions

NOTE 5.   RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

On December 20, 2007, pursuant to the terms of a subscription agreement, we sold 80,000,000 (post forward split) shares of our common stock to Ms. Marina Karpilovski, the Company's former President and a director, for cash payment to us of $1,000. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act, as no advertising or general solicitation was employed in offering the securities, the offering and sale was made only to Ms. Karpilovski who is a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act.

On December 20, 2007 pursuant to the terms of a subscription agreement, we sold 320,000,000 (post forward split) shares of our common stock to Mr. Michael Zazkis, the Company's former Secretary, Treasurer and a director, for cash payment to us of $4,000. We believe this issuance was deemed to be exempt under Regulation S of the Securities Act, as no advertising or general solicitation was employed in offering the securities, the offering and sale was made only to Mr. Zazkis who is a non-U.S. citizen, and transfer was restricted by us in accordance with the requirements of the Securities Act.